EXHIBIT 99.1
                                 ------------

                Computational Materials and/or ABS Term Sheet.

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Bear, Stearns & Co. Inc.       CWHL 2004-25 GROUP III        December 09, 2004
                                                                   09:00AM EST
nsmith                                                             Page 1 of 7
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
                                                                Group
-----------------------------------------------------------------------------------------------------------------------------------
DEAL INFO
    PRODUCT        Balance    GWAC   NWAC  Min GWAC  Max GWAC   Avg Balance   Orig Term  Age  Rem Term    LTV  FICO   Gross Margin
-----------------------------------------------------------------------------------------------------------------------------------
GROUP THREE         100.00   4.254  3.863     1.250     5.875    328,130.97         360    4       356  72.96   710          2.976
COFI NEGAM~         100.00   4.254  3.863     1.250     5.875    328,130.97         360    4       356  72.96   710          2.976
TOTAL               100.00   4.254  3.863     1.250     5.875    328,130.97         360    4       356  72.96   710          2.976


--------------------------------------------------------------------------------------
DEAL INFO
    PRODUCT         WA Roll  Initial Rate Cap  Periodic Rate Cap  Maximum Rate    CLTV
--------------------------------------------------------------------------------------
GROUP THREE               1             0.000              0.000         9.990   74.76
COFI NEGAM~               1             0.000              0.000         9.990   74.76
TOTAL                     1             0.000              0.000         9.990   74.76


                                Current Balance
              --------------------------------------------------
                                                         Pct of
                                       Pct of            overall
              CURRENT BALANCE         overall            CURRENT
                                       GROUP1            BALANCE
              --------------------------------------------------
              25,001 -  50,000           0.07               0.07
              50,001 -  75,000           0.19               0.19
              75,001 -  100,000          0.87               0.87
              100,001 - 125,000          2.77               2.77
              125,001 - 150,000          3.03               3.03
              150,001 - 175,000          4.83               4.83
              175,001 - 200,000          5.00               5.00
              200,001 - 225,000          3.16               3.16
              225,001 - 250,000          6.71               6.71
              250,001 - 275,000          5.64               5.64
              275,001 - 300,000          1.94               1.94
              300,001 - 325,000          3.80               3.80
              325,001 - 350,000          3.64               3.64
              350,001 - 375,000          5.83               5.83
              375,001 - 400,000          4.73               4.73
              400,001 - 425,000          0.57               0.57
              425,001 - 450,000          5.30               5.30
              450,001 - 475,000          1.88               1.88
              475,001 - 500,000          3.89               3.89
              500,001 - 525,000          1.36               1.36
              525,001 - 550,000          1.44               1.44
              550,001 - 575,000          0.77               0.77
              575,001 - 600,000          2.37               2.37
              600,001 - 625,000          0.82               0.82
              625,001 - 650,000          3.43               3.43
              675,001 - 700,000          1.85               1.85
              700,001 - 725,000          1.93               1.93
              850,001 - 875,000          1.17               1.17
              875,001 - 900,000          2.39               2.39
              950,001 - 975,000          2.59               2.59
              975,001 - 1,000,000        4.00               4.00
              1,000,001 +               12.03              12.03
              TOTAL                    100.00             100.00










This report does not constitute a bid or offer by any person for any security or an undertaking by any person to provide or accept any such bid or offer. Each investor must determine for itself the appropriateness of any transaction in securities, including any related legal, tax and accounting considerations, and no recommendation is made herein as to any security or transaction. No assurance is given (x) as to the accuracy or completeness of any of the information set forth herein, or (y) that the prices indicated (i) constitute prices at which the securities listed could have been or may be purchased or sold in any market, (ii) have been confirmed by actual trades, (iii) reflect the value Bear Stearns assigns to any security while in its inventory, or (iv) take into account the size of any position in the securities listed. Spreads between bid and offer prices may vary significantly due to market volatility or illiquidity. All prices and other information relating to any security are subject to change without notice. Bear, Stearns & Co. Inc. and its affiliates and associated persons may have positions and conduct transactions in the securities covered by this report, and may solicit business from and perform services for the issuers of such securities or their affiliates.

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Bear, Stearns & Co. Inc.       CWHL 2004-25 GROUP III        December 09, 2004
                                                                   09:00AM EST
nsmith                                                             Page 2 of 7
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                             Current Gross Coupon
             -----------------------------------------------------
                                                           Pct of
             CURRENT GROSS COUPON        Pct of            overall
                                        overall            CURRENT
                                         GROUP1            BALANCE
             -----------------------------------------------------
                 - 2.000                  14.75              14.75
             2.001 - 2.125                 1.66               1.66
             2.626 - 2.750                 0.77               0.77
             3.001 - 3.125                 0.35               0.35
             3.251 - 3.375                 0.64               0.64
             3.376 - 3.500                 0.37               0.37
             3.626 - 3.750                 1.09               1.09
             3.751 - 3.875                 0.58               0.58
             4.001 - 4.125                 2.68               2.68
             4.126 - 4.250                 0.66               0.66
             4.251 - 4.375                 1.85               1.85
             4.376 - 4.500                 4.90               4.90
             4.501 - 4.625                 5.85               5.85
             4.626 - 4.750                36.44              36.44
             4.751 - 4.875                 5.58               5.58
             4.876 - 5.000                11.58              11.58
             5.001 - 5.125                 6.86               6.86
             5.251 - 5.375                 1.12               1.12
             5.376 - 5.500                 0.25               0.25
             5.501 - 5.625                 0.51               0.51
             5.626 - 5.750                 0.27               0.27
             5.751 - 5.875                 1.23               1.23
             TOTAL                       100.00             100.00


                              Current Net Coupon
             -----------------------------------------------------
                                                           Pct of
                                         Pct of            overall
             CURRENT NET COUPON         overall            CURRENT
                                         GROUP1            BALANCE
             -----------------------------------------------------
                 - 2.000                  16.42              16.42
             2.251 - 2.375                 0.77               0.77
             2.626 - 2.750                 0.74               0.74
             2.876 - 3.000                 0.64               0.64
             3.001 - 3.125                 0.37               0.37
             3.251 - 3.375                 1.09               1.09
             3.376 - 3.500                 0.19               0.19
             3.626 - 3.750                 2.68               2.68
             3.751 - 3.875                 0.66               0.66
             3.876 - 4.000                 1.85               1.85
             4.001 - 4.125                 4.90               4.90
             4.126 - 4.250                 5.85               5.85
             4.251 - 4.375                36.44              36.44
             4.376 - 4.500                 5.58               5.58
             4.501 - 4.625                11.78              11.78
             4.626 - 4.750                 7.61               7.61
             4.751 - 4.875                 0.49               0.49





This report does not constitute a bid or offer by any person for any security or an undertaking by any person to provide or accept any such bid or offer. Each investor must determine for itself the appropriateness of any transaction in securities, including any related legal, tax and accounting considerations, and no recommendation is made herein as to any security or transaction. No assurance is given (x) as to the accuracy or completeness of any of the information set forth herein, or (y) that the prices indicated (i) constitute prices at which the securities listed could have been or may be purchased or sold in any market, (ii) have been confirmed by actual trades, (iii) reflect the value Bear Stearns assigns to any security while in its inventory, or (iv) take into account the size of any position in the securities listed. Spreads between bid and offer prices may vary significantly due to market volatility or illiquidity. All prices and other information relating to any security are subject to change without notice. Bear, Stearns & Co. Inc. and its affiliates and associated persons may have positions and conduct transactions in the securities covered by this report, and may solicit business from and perform services for the issuers of such securities or their affiliates.

------------------------------------------------------------------------------
Bear, Stearns & Co. Inc.       CWHL 2004-25 GROUP III        December 09, 2004
                                                                   09:00AM EST
nsmith                                                             Page 3 of 7
------------------------------------------------------------------------------


                              Current Net Coupon
             -----------------------------------------------------
                                                           Pct of
                                         Pct of            overall
             CURRENT NET COUPON         overall            CURRENT
                                         GROUP1            BALANCE
             -----------------------------------------------------
             4.876 - 5.000                 0.91               0.91
             5.001 - 5.250                 0.77               0.77
             5.251 - 5.375                 0.27               0.27
             TOTAL                       100.00             100.00


                            Original Loan to Value
                ----------------------------------------------
                                                       Pct of
                                       Pct of          overall
                LOAN TO VALUE         overall          CURRENT
                                       GROUP1          BALANCE
                ----------------------------------------------
                20.01 - 25.00            0.14             0.14
                30.01 - 35.00            0.59             0.59
                40.01 - 45.00            0.89             0.89
                45.01 - 50.00            5.30             5.30
                50.01 - 55.00            4.21             4.21
                55.01 - 60.00            5.22             5.22
                60.01 - 65.00            7.18             7.18
                65.01 - 70.00            7.92             7.92
                70.01 - 75.00           16.23            16.23
                75.01 - 80.00           47.06            47.06
                80.01 - 85.00            0.40             0.40
                85.01 - 90.00            2.27             2.27
                90.01 - 95.00            2.58             2.58
                TOTAL                  100.00           100.00


                                 Credit Score
                ----------------------------------------------
                                                       Pct of
                                       Pct of          overall
                PRICE SOURCE          overall          CURRENT
                                       GROUP1          BALANCE
                ----------------------------------------------
                601 - 625                0.31             0.31
                626 - 650               10.50            10.50
                651 - 675               15.56            15.56
                676 - 700               18.84            18.84
                701 - 725               14.63            14.63
                726 - 750               18.48            18.48
                751 - 775               12.46            12.46
                776 - 800                8.79             8.79
                801 +                    0.45             0.45
                TOTAL                  100.00           100.00




This report does not constitute a bid or offer by any person for any security or an undertaking by any person to provide or accept any such bid or offer. Each investor must determine for itself the appropriateness of any transaction in securities, including any related legal, tax and accounting considerations, and no recommendation is made herein as to any security or transaction. No assurance is given (x) as to the accuracy or completeness of any of the information set forth herein, or (y) that the prices indicated (i) constitute prices at which the securities listed could have been or may be purchased or sold in any market, (ii) have been confirmed by actual trades, (iii) reflect the value Bear Stearns assigns to any security while in its inventory, or (iv) take into account the size of any position in the securities listed. Spreads between bid and offer prices may vary significantly due to market volatility or illiquidity. All prices and other information relating to any security are subject to change without notice. Bear, Stearns & Co. Inc. and its affiliates and associated persons may have positions and conduct transactions in the securities covered by this report, and may solicit business from and perform services for the issuers of such securities or their affiliates.

------------------------------------------------------------------------------
Bear, Stearns & Co. Inc.       CWHL 2004-25 GROUP III        December 09, 2004
                                                                   09:00AM EST
nsmith                                                             Page 4 of 7
------------------------------------------------------------------------------

                                Original Term
             --------------------------------------------------
                                                        Pct of
                                        Pct of          overall
             STATED ORIGINAL TERM      overall          CURRENT
                                        GROUP1          BALANCE
             --------------------------------------------------
             360                        100.00           100.00
             TOTAL                      100.00           100.00


                                Remaining Term
                 ---------------------------------------------
                                                       Pct of
                                       Pct of          overall
                 STATED REM TERM      overall          CURRENT
                                       GROUP1          BALANCE
                ----------------------------------------------
                301 - 360              100.00           100.00
                TOTAL                  100.00           100.00


                                     State
                   -----------------------------------------
                                                     Pct of
                                     Pct of          overall
                   STATE            overall          CURRENT
                                     GROUP1          BALANCE
                   -----------------------------------------
                   AZ                  1.85              185
                   CA                  59.3            59.30
                   CO                  1.84             1.84
                   CT                  0.48             0.48
                   DE                  0.42             0.42
                   FL                  7.76             7.76
                   GA                  0.22             0.22
                   ID                  1.28             1.28
                   IL                  0.60             0.60
                   IN                  0.22             0.22
                   MA                  0.27             0.27
                   MD                  0.83             0.83
                   MI                  0.66             0.66
                   MN                  0.36             0.36
                   MO                  0.47             0.47
                   NC                  0.14             0.14
                   NH                  0.57             0.57
                   NJ                  5.13             5.13
                   NV                  6.70             6.70
                   NY                  0.91             0.91
                   OH                  0.20             0.20
                   OR                  1.81             1.81
                   PA                  1.74             1.74
                   RI                  0.23             0.23
                   SC                  1.74             1.74
                   SD                  0.33             0.33
                   TX                  0.42             0.42
                   VA                  1.22             1.22
                   WA                  1.38             1.38




This report does not constitute a bid or offer by any person for any security or an undertaking by any person to provide or accept any such bid or offer. Each investor must determine for itself the appropriateness of any transaction in securities, including any related legal, tax and accounting considerations, and no recommendation is made herein as to any security or transaction. No assurance is given (x) as to the accuracy or completeness of any of the information set forth herein, or (y) that the prices indicated (i) constitute prices at which the securities listed could have been or may be purchased or sold in any market, (ii) have been confirmed by actual trades, (iii) reflect the value Bear Stearns assigns to any security while in its inventory, or (iv) take into account the size of any position in the securities listed. Spreads between bid and offer prices may vary significantly due to market volatility or illiquidity. All prices and other information relating to any security are subject to change without notice. Bear, Stearns & Co. Inc. and its affiliates and associated persons may have positions and conduct transactions in the securities covered by this report, and may solicit business from and perform services for the issuers of such securities or their affiliates.

------------------------------------------------------------------------------
Bear, Stearns & Co. Inc.       CWHL 2004-25 GROUP III        December 09, 2004
                                                                   09:00AM EST
nsmith                                                             Page 5 of 7
------------------------------------------------------------------------------

                                     State
                   -----------------------------------------
                                                     Pct of
                                     Pct of          overall
                   STATE            overall          CURRENT
                                     GROUP1          BALANCE
                   -----------------------------------------
                   WI                  0.90             0.90
                   TOTAL             100.00           100.00


                                 Loan Purpose
              --------------------------------------------------
                                                         Pct of
                                         Pct of          overall
              LOAN PURP                 overall          CURRENT
                                         GROUP1          BALANCE
              --------------------------------------------------
              Cash Out Refinance          41.09            41.09
              Purchase                    48.63            48.63
              Rate/Term Refinance         10.28            10.28
              TOTAL                      100.00           100.00


                                   Occupancy
              --------------------------------------------------
                                                         Pct of
                                         Pct of          overall
              OCCTYPE                   overall          CURRENT
                                         GROUP1          BALANCE
              --------------------------------------------------
              Investor                    12.76            12.76
              Owner Occupied              76.39            76.39
              Second Home                 10.85            10.85
              TOTAL                      100.00           100.00


                                Property Type
              --------------------------------------------------
                                                         Pct of
                                         Pct of          overall
              PROPTYPE                  overall          CURRENT
                                         GROUP1          BALANCE
              --------------------------------------------------
              2-4 Family                   3.92             3.92
              Condominium                  8.82             8.82
              PUD                         24.77            24.77
              Single Family               62.49            62.49
              TOTAL                      100.00           100.00


                              Documentation Code
              --------------------------------------------------
                                                         Pct of
                                         Pct of          overall
              DOCTYPE                   overall          CURRENT
                                         GROUP1          BALANCE
              --------------------------------------------------
              Alternative                 10.65            10.65
              Full                        28.54            28.54
              Reduced                     60.81            60.81
              TOTAL                      100.00           100.00




This report does not constitute a bid or offer by any person for any security or an undertaking by any person to provide or accept any such bid or offer. Each investor must determine for itself the appropriateness of any transaction in securities, including any related legal, tax and accounting considerations, and no recommendation is made herein as to any security or transaction. No assurance is given (x) as to the accuracy or completeness of any of the information set forth herein, or (y) that the prices indicated (i) constitute prices at which the securities listed could have been or may be purchased or sold in any market, (ii) have been confirmed by actual trades, (iii) reflect the value Bear Stearns assigns to any security while in its inventory, or (iv) take into account the size of any position in the securities listed. Spreads between bid and offer prices may vary significantly due to market volatility or illiquidity. All prices and other information relating to any security are subject to change without notice. Bear, Stearns & Co. Inc. and its affiliates and associated persons may have positions and conduct transactions in the securities covered by this report, and may solicit business from and perform services for the issuers of such securities or their affiliates.

------------------------------------------------------------------------------
Bear, Stearns & Co. Inc.       CWHL 2004-25 GROUP III        December 09, 2004
                                                                   09:00AM EST
nsmith                                                             Page 6 of 7
------------------------------------------------------------------------------

                                Interest Only

                   ----------------------------------------
                                                    Pct of
                                     Pct of         overall
                   IO FLAG          overall         CURRENT
                                     GROUP1         BALANCE
                   ----------------------------------------
                   NO                100.00          100.00
                   TOTAL             100.00          100.00


                                  Index Type
              --------------------------------------------------
                                                         Pct of
                                         Pct of          overall
              INDEX                     overall          CURRENT
                                         GROUP1          BALANCE
              --------------------------------------------------
              11THDIST-COFI              100.00           100.00
              TOTAL                      100.00           100.00


                                Months to Roll
                   --------------------------------------
                                                  Pct of
                                  Pct of          overall
                   ROLL          overall          CURRENT
                                  GROUP1          BALANCE
                   --------------------------------------
                   1              100.00           100.00
                   TOTAL          100.00           100.00


                                 Gross Margin
                   ---------------------------------------
                                                    Pct of
                                       Pct of      overall
                    MARGIN            overall      CURRENT
                                       GROUP1      BALANCE
                    --------------------------------------
                    0.000 - 1.749        0.64         0.64
                    1.875 - 1.999        0.24         0.24
                    2.000 - 2.124        0.19         0.19
                    2.250 - 2.374        2.68         2.68
                    2.375 - 2.499        0.66         0.66
                    2.500 - 2.624        5.93         5.93
                    2.625 - 2.749        6.32         6.32
                    2.750 - 2.874        7.00         7.00
                    2.875 - 2.999       38.95        38.95
                    3.000 - 3.124       10.64        10.64
                    3.125 - 3.249       12.82        12.82
                    3.250 - 3.374        8.21         8.21
                    3.375 - 3.499        1.87         1.87
                    3.500 +              3.85         3.85
                    TOTAL              100.00       100.00





This report does not constitute a bid or offer by any person for any security or an undertaking by any person to provide or accept any such bid or offer. Each investor must determine for itself the appropriateness of any transaction in securities, including any related legal, tax and accounting considerations, and no recommendation is made herein as to any security or transaction. No assurance is given (x) as to the accuracy or completeness of any of the information set forth herein, or (y) that the prices indicated (i) constitute prices at which the securities listed could have been or may be purchased or sold in any market, (ii) have been confirmed by actual trades, (iii) reflect the value Bear Stearns assigns to any security while in its inventory, or (iv) take into account the size of any position in the securities listed. Spreads between bid and offer prices may vary significantly due to market volatility or illiquidity. All prices and other information relating to any security are subject to change without notice. Bear, Stearns & Co. Inc. and its affiliates and associated persons may have positions and conduct transactions in the securities covered by this report, and may solicit business from and perform services for the issuers of such securities or their affiliates.

------------------------------------------------------------------------------
Bear, Stearns & Co. Inc.       CWHL 2004-25 GROUP III        December 09, 2004
                                                                   09:00AM EST
nsmith                                                             Page 7 of 7
------------------------------------------------------------------------------

                                   Max Rate
                   ---------------------------------------
                                                    Pct of
                                       Pct of      overall
                    MAX RATE          overall      CURRENT
                                       GROUP1      BALANCE
                    --------------------------------------
                    9.750 - 9.999       96.67        96.67
                    10.250 - 10.499      0.50         0.50
                    11.000 - 11.249      2.33         2.33
                    11.500 - 11.749      0.50         0.50
                    TOTAL              100.00       100.00


                                 Combined LTV
                   ---------------------------------------------
                                                          Pct of
                   SILSEC                 Pct of         overall
                      COMBO LTV          overall         CURRENT
                                          GROUP1         BALANCE
                   ---------------------------------------------
                   NO                     85.06            85.06
                     20.01 - 25.00         0.14             0.14
                     30.01 - 35.00         0.59             0.59
                     40.01 - 45.00         0.89             0.89
                     45.01 - 50.00         3.97             3.97
                     50.01 - 55.00         4.21             4.21
                     55.01 - 60.00         5.22             5.22
                     60.01 - 65.00         5.59             5.59
                     65.01 - 70.00         7.35             7.35
                     70.01 - 75.00        14.37            14.37
                     75.01 - 80.00        37.47            37.47
                     80.01 - 85.00         0.40             0.40
                     85.01 - 90.00         2.27             2.27
                     90.01 - 95.00         2.58             2.58
                  YES                     14.94            14.94
                    65.01 -  70.00         1.59             1.59
                    75.01 -  80.00         1.33             1.33
                    80.01 -  85.00         1.96             1.96
                    85.01 -  90.00        10.06            10.06
                    TOTAL                100.00           100.00



This report does not constitute a bid or offer by any person for any security or an undertaking by any person to provide or accept any such bid or offer. Each investor must determine for itself the appropriateness of any transaction in securities, including any related legal, tax and accounting considerations, and no recommendation is made herein as to any security or transaction. No assurance is given (x) as to the accuracy or completeness of any of the information set forth herein, or (y) that the prices indicated (i) constitute prices at which the securities listed could have been or may be purchased or sold in any market, (ii) have been confirmed by actual trades, (iii) reflect the value Bear Stearns assigns to any security while in its inventory, or (iv) take into account the size of any position in the securities listed. Spreads between bid and offer prices may vary significantly due to market volatility or illiquidity. All prices and other information relating to any security are subject to change without notice. Bear, Stearns & Co. Inc. and its affiliates and associated persons may have positions and conduct transactions in the securities covered by this report, and may solicit business from and perform services for the issuers of such securities or their affiliates.

The information contained herein will be superseded by the description of the collateral contained in the prospectus supplement and, except in the case of the initial collateral information sheets, such information supersedes the information in all prior collateral information sheets.

--------------------------------------------------------------------------------
Bear, Stearns & Co. Inc.        CWHL 2004-25 GROUP III         December 09, 2004
nsmith                                                               08:59AM EST
                                                                     Page 1 of 6
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                  Collateral Grouped by Product Type
------------------------------------------------------------------------------------------------------------------------------------
                                                          Pct of         Wtd Avg                        Wtd Avg          Min
DEAL INFO                                  Total          overall         CURRENT        Wtd Avg         CURRENT        CURRENT
  PRODUCT                   Count         CURRENT         CURRENT          GROSS          TOTAL            NET           GROSS
    PER RATE CAP                          BALANCE         BALANCE         COUPON          STRIP          COUPON          COUPON
------------------------------------------------------------------------------------------------------------------------------------
GROUP THREE                      227   74,485,730.30          100.00        4.25365       0.39085        3.86280         1.25000
   COFI NEGAM~                   227   74,485,730.30          100.00        4.25365       0.39085        3.86280         1.25000
     0.000                       227   74,485,730.30          100.00        4.25365       0.39085        3.86280         1.25000
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                            227   74,485,730.30          100.00        4.25365       0.39085        3.86280         1.25000
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
DEAL INFO                    Max                                                         Wtd Avg         Wtd Avg
  PRODUCT                  CURRENT          Min             Max             Avg           STATED         STATED         Wtd Avg
    PER RATE CAP            GROSS         CURRENT         CURRENT        ORIGINAL        ORIGINAL          REM            AGE
                           COUPON         BALANCE         BALANCE         BALANCE          TERM           TERM
------------------------------------------------------------------------------------------------------------------------------------
GROUP THREE                  5.87500       48,707.23    1,996,618.75     330,594.68           360            356               4
   COFI NEGAM~               5.87500       48,707.23    1,996,618.75     330,594.68           360            356               4
     0.000                   5.87500       48,707.23    1,996,618.75     330,594.68           360            356               4
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                        5.87500       48,707.23    1,996,618.75     330,594.68           360            356               4
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
DEAL INFO                                                 Wtd Avg                                        Wtd Avg        Wtd Avg
  PRODUCT                  Wtd Avg        Wtd Avg           LOAN          Wtd Avg        Wtd Avg          INIT            PER
    PER RATE CAP            FICO            BACK             TO            COMBO          MARGIN          RATE            RATE
                            SCORE          RATIO           VALUE            LTV                            CAP            CAP
------------------------------------------------------------------------------------------------------------------------------------
GROUP THREE                      710           33.74           72.96          74.76       2.97619        0.00000         0.00000
   COFI NEGAM~                   710           33.74           72.96          74.76       2.97619        0.00000         0.00000
     0.000                       710           33.74           72.96          74.76       2.97619        0.00000         0.00000
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                            710           33.74           72.96          74.76       2.97619        0.00000         0.00000
------------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------
DEAL INFO                    Wtd Avg       Wtd Avg        Wtd Avg
  PRODUCT                 GROSS LIFE         MAX            MIN           Wtd Avg         Wtd Avg
    PER RATE CAP              CAP           RATE            RATE            ROLL           PRICE
----------------------------------------------------------------------------------------------------
GROUP THREE                  8.47803        9.98973         2.97619          1           101.34590
   COFI NEGAM~               8.47803        9.98973         2.97619          1           101.34590
     0.000                   8.47803        9.98973         2.97619          1           101.34590
----------------------------------------------------------------------------------------------------
TOTAL                        8.47803        9.98973         2.97619          1           101.34590
----------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                 Collateral Grouped by Current Balance
------------------------------------------------------------------------------------------------------------------------------------
                                                                         Pct of        Wtd Avg         Wtd Avg          Wtd Avg
                                                           Total         overall       CURRENT         CURRENT           STATED
          CURRENT BALANCE                 Count           CURRENT        CURRENT        GROSS            NET              REM
                                                          BALANCE        BALANCE        COUPON         COUPON             TERM
------------------------------------------------------------------------------------------------------------------------------------
0.00 - 49,999.99                                   1       48,707.23           0.07        2.1250         1.7475             356
50,000.00 - 99,999.99                              9      796,148.59           1.07        4.6123         4.2348             357
100,000.00 - 149,999.99                           34    4,317,632.45           5.80        4.2601         3.8342             357
150,000.00 - 199,999.99                           42    7,318,376.36           9.83        4.2558         3.8511             356
200,000.00 - 249,999.99                           32    7,353,177.58           9.87        4.2147         3.8154             356
250,000.00 - 299,999.99                           21    5,647,405.46           7.58        4.1569         3.7040             356
300,000.00 - 349,999.99                           17    5,536,588.76           7.43        4.3823         4.0048             356
350,000.00 - 399,999.99                           21    7,864,220.52          10.56        4.2481         3.8706             356
400,000.00 - 449,999.99                           10    4,373,763.69           5.87        3.9399         3.5624             356
450,000.00 - 499,999.99                            9    4,298,794.31           5.77        4.5670         4.1895             357
500,000.00 - 549,999.99                            4    2,088,407.01           2.80        4.7529         4.3754             356
550,000.00 - 599,999.99                            4    2,331,948.59           3.13        4.8158         4.4383             357
600,000.00 - 649,999.99                            5    3,167,619.86           4.25        2.9773         2.5998             357
650,000.00 - 699,999.99                            2    1,381,561.72           1.85        4.8099         4.4324             356
700,000.00 - 749,999.99                            2    1,434,594.30           1.93        4.7500         4.3725             357
850,000.00 - 899,999.99                            3    2,652,257.01           3.56        4.8738         4.4963             356
950,000.00 - 999,999.99                            5    4,914,304.61           6.60        4.1703         3.7928             356
1,150,000.00 - 1,199,999.99                        2    2,376,141.34           3.19        4.7500         4.3725             357
1,200,000.00 - 1,249,999.99                        1    1,221,887.52           1.64        4.6250         4.2475             356
1,350,000.00 - 1,399,999.99                        1    1,370,252.87           1.84        1.7500         1.3725             356
1,950,000.00 - 1,999,999.99                        2    3,991,940.52           5.36        4.4376         4.0601             356
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                                            227   74,485,730.30         100.00        4.2537         3.8628             356
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                            Min             Max                        Wtd Avg          Max
                                         Wtd Avg          CURRENT         CURRENT        Avg            LOAN            LOAN
          CURRENT BALANCE                  AGE             GROSS           GROSS       CURRENT           TO              TO
                                                           COUPON         COUPON       BALANCE          VALUE          VALUE
------------------------------------------------------------------------------------------------------------------------------------
0.00 - 49,999.99                                   4          2.1250         2.1250     48,707.23          70.00           70.00
50,000.00 - 99,999.99                              3          1.7500         5.7500     88,460.95          71.05           90.00
100,000.00 - 149,999.99                            3          1.7500         5.8750    126,989.19          76.08           95.00
150,000.00 - 199,999.99                            4          1.7500         5.8750    174,247.06          73.75           95.00
200,000.00 - 249,999.99                            4          1.7500         5.8750    229,786.80          74.77           94.81
250,000.00 - 299,999.99                            4          1.2500         5.8750    268,924.07          79.60           95.00
300,000.00 - 349,999.99                            4          1.7500         5.0000    325,681.69          75.03           90.00
350,000.00 - 399,999.99                            4          1.7500         5.3750    374,486.69          76.00           80.00
400,000.00 - 449,999.99                            4          1.2500         5.1250    437,376.37          73.30           80.00
450,000.00 - 499,999.99                            3          1.7500         5.1250    477,643.81          77.27           80.00
500,000.00 - 549,999.99                            4          4.5000         5.0000    522,101.75          74.13           80.00
550,000.00 - 599,999.99                            3          4.6250         5.1250    582,987.15          72.87           80.00
600,000.00 - 649,999.99                            3          1.7500         4.7500    633,523.97          77.71           80.00
650,000.00 - 699,999.99                            4          4.5000         5.1250    690,780.86          72.08           74.19
700,000.00 - 749,999.99                            3          4.7500         4.7500    717,297.15          66.58           78.05
850,000.00 - 899,999.99                            4          4.7500         5.0000    884,085.67          71.64           75.00
950,000.00 - 999,999.99                            4          1.7500         5.0000    982,860.92          66.27           80.00
1,150,000.00 - 1,199,999.99                        3          4.7500         4.7500  1,188,070.67          59.76           65.00
1,200,000.00 - 1,249,999.99                        4          4.6250         4.6250  1,221,887.52          61.73           61.73
1,350,000.00 - 1,399,999.99                        4          1.7500         1.7500  1,370,252.87          60.00           60.00
1,950,000.00 - 1,999,999.99                        4          4.1250         4.7500  1,995,970.26          65.00           80.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                                              4          1.2500         5.8750    328,130.97          72.96           95.00
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                        Wtd Avg             Max           Wtd Avg      Wtd Avg           Min            Max
          CURRENT BALANCE                COMBO             COMBO           FICO          BACK          CURRENT        CURRENT
                                          LTV               LTV            SCORE        RATIO          BALANCE        BALANCE
------------------------------------------------------------------------------------------------------------------------------------
0.00 - 49,999.99                               70.00           70.00            743         28.00      48,707.23       48,707.23
50,000.00 - 99,999.99                          72.28           90.00            721         33.09      69,658.75       99,853.38
100,000.00 - 149,999.99                        76.69           95.00            702         29.78     101,628.84      148,912.49
150,000.00 - 199,999.99                        74.63           95.00            713         34.78     152,502.32      199,623.61
200,000.00 - 249,999.99                        75.05           94.81            712         34.91     200,746.98      249,264.78
250,000.00 - 299,999.99                        80.59           95.00            696         34.84     251,557.84      295,903.79
300,000.00 - 349,999.99                        76.84           90.00            703         37.97     303,378.54      347,417.40
350,000.00 - 399,999.99                        78.72           90.00            696         34.22     350,510.58      399,421.66
400,000.00 - 449,999.99                        76.77           90.00            703         32.69     424,538.67      445,290.02
450,000.00 - 499,999.99                        78.42           90.00            693         38.04     461,052.88      494,216.05
500,000.00 - 549,999.99                        76.69           90.00            702         38.92     503,954.92      542,774.12
550,000.00 - 599,999.99                        72.87           80.00            723         25.47     569,883.57      599,155.67
600,000.00 - 649,999.99                        84.45           90.00            738         34.14     613,340.35      648,911.82
650,000.00 - 699,999.99                        72.08           74.19            655         36.89     685,013.82      696,547.90
700,000.00 - 749,999.99                        66.58           78.05            717         28.19     713,803.01      720,791.29
850,000.00 - 899,999.99                        71.64           75.00            686         34.48     874,441.58      899,050.57
950,000.00 - 999,999.99                        72.82           80.00            738         25.87     958,392.07      998,945.09
1,150,000.00 - 1,199,999.99                    62.25           70.00            687         34.11   1,184,264.10    1,191,877.24
1,200,000.00 - 1,249,999.99                    61.73           61.73            785         22.66   1,221,887.52    1,221,887.52
1,350,000.00 - 1,399,999.99                    60.00           60.00            637         24.74   1,370,252.87    1,370,252.87
1,950,000.00 - 1,999,999.99                    65.00           80.00            779         23.57   1,995,321.77    1,996,618.75
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                                          74.76           95.00            710         32.83      48,707.23    1,996,618.75
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                              Collateral Grouped by Current Gross Coupon
------------------------------------------------------------------------------------------------------------------------------------
                                                               Pct of          Wtd Avg        Wtd Avg      Wtd Avg
                                                Total          overall         CURRENT        CURRENT       STATED         Wtd Avg
CURRENT GROSS COUPON             Count         CURRENT         CURRENT          GROSS           NET           REM            AGE
                                               BALANCE         BALANCE         COUPON          COUPON        TERM
------------------------------------------------------------------------------------------------------------------------------------
  1.250 - 1.499                        2         717,597            0.96         1.2500        0.8725         357             3
  1.750 - 1.999                       30      10,272,233           13.79         1.7500        1.3725         357             3
  2.000 - 2.249                        7       1,240,148            1.66         2.1250        1.7475         356             4
  2.750 - 2.999                        3         570,139            0.77         2.7500        2.3725         357             3
  3.000 - 3.249                        1         257,860            0.35         3.1250        2.7475         355             5
  3.250 - 3.499                        2         476,873            0.64         3.3750        2.9975         356             4
  3.500 - 3.749                        1         272,179            0.37         3.5000        3.1225         356             4
  3.750 - 3.999                        6       1,243,050            1.67         3.7935        3.2325         356             4
  4.000 - 4.249                        1       1,995,322            2.68         4.1250        3.7475         357             3
  4.250 - 4.499                        7       1,874,436            2.52         4.3421        3.9646         356             4
  4.500 - 4.749                       22       8,003,650           10.75         4.5680        4.1905         356             4
  4.750 - 4.999                       83      31,300,145           42.02         4.7666        4.3891         356             4
  5.000 - 5.249                       48      13,737,625           18.44         5.0465        4.6690         357             3
  5.250 - 5.499                        4         832,686            1.12         5.3750        4.9133         357             3
  5.500 - 5.749                        3         572,618            0.77         5.5837        5.2062         357             3
  5.750 - 5.999                        7       1,119,171            1.50         5.8526        4.8533         356             4
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                                227      74,485,730          100.00         4.2537        3.8628         356             4
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                  Min            Max                           Wtd Avg
                                CURRENT        CURRENT           Avg            LOAN          Wtd Avg      Wtd Avg      Wtd Avg
CURRENT GROSS COUPON             GROSS          GROSS          CURRENT           TO            COMBO        FICO          BACK
                                COUPON          COUPON         BALANCE          VALUE           LTV         SCORE        RATIO
------------------------------------------------------------------------------------------------------------------------------------
  1.250 - 1.499                   1.2500          1.2500         358,798          67.26         67.26         715         26.24
  1.750 - 1.999                   1.7500          1.7500         342,408          70.61         76.66         707         34.96
  2.000 - 2.249                   2.1250          2.1250         177,164          72.57         74.02         749         25.05
  2.750 - 2.999                   2.7500          2.7500         190,046          90.96         90.96         683         41.90
  3.000 - 3.249                   3.1250          3.1250         257,860          80.00         80.00         658         35.23
  3.250 - 3.499                   3.3750          3.3750         238,436          73.74         85.15         679         40.57
  3.500 - 3.749                   3.5000          3.5000         272,179          79.99         79.99         717         33.94
  3.750 - 3.999                   3.7500          3.8750         207,175          78.21         79.34         695         33.54
  4.000 - 4.249                   4.1250          4.1250       1,995,322          80.00         80.00         763          0.00
  4.250 - 4.499                   4.2500          4.3750         267,777          79.02         80.67         705         37.79
  4.500 - 4.749                   4.5000          4.6250         363,802          69.94         70.73         715         30.84
  4.750 - 4.999                   4.7500          4.8750         377,110          71.67         72.82         714         34.49
  5.000 - 5.249                   5.0000          5.1250         286,201          74.34         75.65         695         33.54
  5.250 - 5.499                   5.3750          5.3750         208,171          74.35         74.35         719         27.44
  5.500 - 5.749                   5.5000          5.6250         190,873          81.65         81.65         682         19.88
  5.750 - 5.999                   5.7500          5.8750         159,882          92.27         92.27         714         36.69
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                             1.2500          5.8750         328,131          72.96         74.76         710         33.74
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                          Collateral Grouped by Original Loan-to-Value Ratio
------------------------------------------------------------------------------------------------------------------------------------
                                                               Pct of         Wtd Avg        Wtd Avg      Wtd Avg
                                                Total          overall         CURRENT        CURRENT      STATED       Wtd Avg
       LOAN TO VALUE             Count         CURRENT         CURRENT          GROSS           NET          REM          AGE
                                               BALANCE         BALANCE         COUPON          COUPON       TERM
------------------------------------------------------------------------------------------------------------------------------------
0.01 - 50.00                          13    5,156,791.40            6.92        4.05556       3.67806         356          4
50.01 - 55.00                          4    3,133,164.49            4.21        4.53117       4.15367         357          3
55.01 - 60.00                          9    3,891,032.07            5.22        3.16636       2.78886         356          4
60.01 - 65.00                         12    5,350,478.02            7.18        4.33476       3.95726         356          4
65.01 - 70.00                         23    5,901,074.37            7.92        4.52608       4.14858         356          4
70.01 - 75.00                         32   12,086,957.19           16.23        4.47861       4.10111         356          4


------------------------------------------------------------------------------------------------------------------------------------
                                  Min            Max                           Wtd Avg
                                CURRENT        CURRENT           Avg            LOAN         Wtd Avg      Wtd Avg       Wtd Avg
       LOAN TO VALUE             GROSS          GROSS          CURRENT           TO           COMBO        FICO           BACK
                                COUPON          COUPON         BALANCE          VALUE          LTV         SCORE         RATIO
------------------------------------------------------------------------------------------------------------------------------------
0.01 - 50.00                     1.75000         5.12500      396,676.26          46.43         52.67         746         38.09
50.01 - 55.00                    1.75000         4.75000      783,291.12          54.39         54.39         725         32.44
55.01 - 60.00                    1.25000         5.12500      432,336.90          58.74         58.74         690         27.07
60.01 - 65.00                    1.75000         5.12500      445,873.17          63.83         64.94         715         31.05
65.01 - 70.00                    1.75000         5.37500      256,568.45          69.03         70.12         703         35.68
70.01 - 75.00                    1.75000         5.12500      377,717.41          74.16         76.01         711         31.59


This report does not constitute a bid or offer by any person for any security or an undertaking by any person to provide or accept any such bid or offer. Each investor must determine for itself the appropriateness of any transaction in securities, including any related legal, tax and accounting considerations, and no recommendation is made herein as to any security or transaction. No assurance is given (x) as to the accuracy or completeness of any of the information set forth herein, or (y) that the prices indicated (i) constitute prices at which the securities listed could have been or may be purchased or sold in any market, (ii) have been confirmed by actual trades, (iii) reflect the value Bear Stearns assigns to any security while in its inventory, or (iv) take into account the size of any position in the securities listed. Spreads between bid and offer prices may vary significantly due to market volatility or illiquidity. All prices and other information relating to any security are subject to change without notice. Bear, Stearns & Co. Inc. and its affiliates and associated persons may have positions and conduct transactions in the securities covered by this report, and may solicit business from and perform services for the issuers of such securities or their affiliates.

--------------------------------------------------------------------------------
Bear, Stearns & Co. Inc.        CWHL 2004-25 GROUP III         December 09, 2004
nsmith                                                               08:59AM EST
                                                                     Page 2 of 6
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                          Collateral Grouped by Original Loan-to-Value Ratio
------------------------------------------------------------------------------------------------------------------------------------
                                                                Pct of         Wtd Avg        Wtd Avg     Wtd Avg
                                                 Total         overall         CURRENT        CURRENT     STATED        Wtd Avg
                                 Count          CURRENT        CURRENT          GROSS           NET         REM           AGE
LOAN TO VALUE                                   BALANCE        BALANCE         COUPON          COUPON      TERM
------------------------------------------------------------------------------------------------------------------------------------
75.01 - 80.00                        114   35,053,970.01           47.06        4.18999       3.81249         357             3
80.01 - 85.00                          2      297,126.56            0.40        5.22785       4.85035         357             3
85.01 - 90.00                          9    1,692,925.08            2.27        4.38822       3.96928         357             3
90.01 - 95.00                          9    1,922,211.11            2.58        4.94889       4.09071         357             3
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                                227   74,485,730.30          100.00        4.25365       3.86280         356             4
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                  Min             Max                          Wtd Avg
                                CURRENT         CURRENT          Avg            LOAN        Wtd Avg       Wtd Avg       Wtd Avg
                                 GROSS           GROSS         CURRENT           TO          COMBO          FICO          BACK
LOAN TO VALUE                    COUPON         COUPON         BALANCE          VALUE         LTV           SCORE        RATIO
------------------------------------------------------------------------------------------------------------------------------------
75.01 - 80.00                    1.25000         5.75000      307,490.96          79.62         81.53         709         34.04
80.01 - 85.00                    4.75000         5.50000      148,563.28          84.30         84.30         670         38.01
85.01 - 90.00                    2.75000         5.37500      188,102.79          89.79         89.79         689         40.99
90.01 - 95.00                    2.75000         5.87500      213,579.01          94.98         94.98         675         40.43
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                            1.25000         5.87500      328,130.97          72.96         74.76         710         33.74
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                      Collateral Grouped by Original Combined Loan-to-Value Ratio
------------------------------------------------------------------------------------------------------------------------------------
                                                                Pct of         Wtd Avg        Wtd Avg     Wtd Avg
                                                Total          overall         CURRENT        CURRENT     STATED        Wtd Avg
SILSEC                           Count         CURRENT         CURRENT          GROSS           NET         REM           AGE
     COMBO LTV                                 BALANCE         BALANCE         COUPON          COUPON      TERM
------------------------------------------------------------------------------------------------------------------------------------
NO                                   199   63,355,865.33           85.06        4.36449       3.97130         356             4
     0.00 - 50.00                     12    4,165,005.75            5.59        4.60457       4.22707         356             4
     50.01 - 55.00                     4    3,133,164.49            4.21        4.53117       4.15367         357             3
     55.01 - 60.00                     9    3,891,032.07            5.22        3.16636       2.78886         356             4
     60.01 - 65.00                    11    4,166,213.92            5.59        4.21672       3.83922         356             4
     65.01 - 70.00                    22    5,471,224.92            7.35        4.48884       4.11134         356             4
     70.01 - 75.00                    29   10,706,882.94           14.37        4.66937       4.29187         356             4
     75.01 - 80.00                    92   27,910,078.49           37.47        4.30683       3.92933         357             3
     80.01 - 85.00                     2      297,126.56            0.40        5.22785       4.85035         357             3
     85.01 - 90.00                     9    1,692,925.08            2.27        4.38822       3.96928         357             3
     90.01 - 95.00                     9    1,922,211.11            2.58        4.94889       4.09071         357             3
YES                                   28   11,129,864.97           14.94        3.62271       3.24521         357             3
     65.01 - 70.00                     1    1,184,264.10            1.59        4.75000       4.37250         357             3
     75.01 - 80.00                     1      991,785.65            1.33        1.75000       1.37250         357             3
     80.01 - 85.00                     3    1,462,580.01            1.96        3.52445       3.14695         357             3
     85.01 - 90.00                    23    7,491,235.21           10.06        3.71162       3.33412         357             3
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                                227   74,485,730.30          100.00        4.25365       3.86280         356             4
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                  Min            Max                           Wtd Avg
                                CURRENT        CURRENT           Avg            LOAN          Wtd Avg     Wtd Avg       Wtd Avg
SILSEC                           GROSS          GROSS          CURRENT           TO            COMBO       FICO           BACK
     COMBO LTV                  COUPON          COUPON         BALANCE          VALUE           LTV        SCORE         RATIO
------------------------------------------------------------------------------------------------------------------------------------
NO                               1.25000         5.87500      318,371.18          72.76         72.76         713         33.33
     0.00 - 50.00                1.75000         5.12500      347,083.81          46.16         46.16         759         39.10
     50.01 - 55.00               1.75000         4.75000      783,291.12          54.39         54.39         725         32.44
     55.01 - 60.00               1.25000         5.12500      432,336.90          58.74         58.74         690         27.07
     60.01 - 65.00               1.75000         5.12500      378,746.72          63.50         63.50         733         30.27
     65.01 - 70.00               1.75000         5.37500      248,692.04          68.95         68.95         708         35.25
     70.01 - 75.00               1.75000         5.12500      369,202.86          74.21         74.21         711         30.83
     75.01 - 80.00               1.25000         5.75000      303,370.42          79.64         79.64         710         33.48
     80.01 - 85.00               4.75000         5.50000      148,563.28          84.30         84.30         670         38.01
     85.01 - 90.00               2.75000         5.37500      188,102.79          89.79         89.79         689         40.99
     90.01 - 95.00               2.75000         5.87500      213,579.01          94.98         94.98         675         40.43
YES                              1.75000         5.00000      397,495.18          74.05         86.10         696         36.01
     65.01 - 70.00               4.75000         4.75000    1,184,264.10          65.00         70.00         652         33.79
     75.01 - 80.00               1.75000         1.75000      991,785.65          47.54         80.00         694         33.84
     80.01 - 85.00               1.75000         5.00000      487,526.67          77.06         84.99         697         32.71
     85.01 - 90.00               1.75000         5.00000      325,705.88          78.41         89.66         703         37.29
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                            1.25000         5.87500      328,130.97          72.96         74.76         710         33.74
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                   Collateral Grouped by Fico Score
------------------------------------------------------------------------------------------------------------------------------------
                                                                Pct of         Wtd Avg        Wtd Avg     Wtd Avg
                                                Total          overall         CURRENT        CURRENT     STATED        Wtd Avg
                                 Count         CURRENT         CURRENT          GROSS           NET         REM           AGE
FICO SCORE                                     BALANCE         BALANCE         COUPON          COUPON      TERM
------------------------------------------------------------------------------------------------------------------------------------
620 - 639                             11    4,518,106.34            6.07        3.73855       3.31056         356             4
640 - 659                             29    8,348,912.78           11.21        4.43236       4.02324         357             3
660 - 679                             29    8,151,482.21           10.94        4.41700       4.02366         356             4
680 - 699                             40   12,534,804.30           16.83        4.15076       3.76766         356             4
700 - 719                             25    7,339,377.72            9.85        4.18693       3.79506         356             4
720 - 739                             29   11,147,108.48           14.97        4.65932       4.28182         357             3
740 - 759                             28    8,579,681.95           11.52        4.19664       3.81914         356             4
760 - 779                             24    7,981,942.36           10.72        3.68645       3.28425         356             4
780 - 799                             10    5,551,842.53            7.45        4.67813       4.30063         356             4
800 - 819                              2      332,471.63            0.45        2.51208       2.13458         356             4
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                                227   74,485,730.30          100.00        4.25365       3.86280         356             4
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                  Min            Max                           Wtd Avg
                                CURRENT        CURRENT           Avg            LOAN          Wtd Avg     Wtd Avg       Wtd Avg
                                 GROSS          GROSS          CURRENT           TO            COMBO       FICO           BACK
FICO SCORE                      COUPON          COUPON         BALANCE          VALUE           LTV        SCORE         RATIO
------------------------------------------------------------------------------------------------------------------------------------
620 - 639                        1.75000         5.12500      410,736.94          72.92         75.53         634         37.04
640 - 659                        1.75000         5.87500      287,893.54          78.11         80.02         650         38.63
660 - 679                        1.75000         5.87500      281,085.59          75.61         78.04         669         35.14
680 - 699                        1.25000         5.37500      313,370.11          71.48         75.11         689         34.70
700 - 719                        1.75000         5.87500      293,575.11          76.15         76.15         708         30.75
720 - 739                        1.75000         5.37500      384,383.05          68.50         70.24         728         33.97
740 - 759                        1.25000         5.12500      306,417.21          75.84         76.58         748         31.38
760 - 779                        1.75000         5.87500      332,580.93          74.81         76.49         767         26.89
780 - 799                        2.12500         5.75000      555,184.25          61.71         62.03         789         34.88
800 - 819                        1.75000         4.75000      166,235.82          82.54         82.54         812         18.67
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                            1.25000         5.87500      328,130.97          72.96         74.76         710         33.74
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                  Collateral Grouped by Property Type
------------------------------------------------------------------------------------------------------------------------------------
                                                                 Pct of         Wtd Avg       Wtd Avg     Wtd Avg
                                                Total           overall         CURRENT       CURRENT     STATED            Avg
                                 Count         CURRENT          CURRENT          GROSS          NET         REM             AGE
PROPTYPE                                       BALANCE          BALANCE         COUPON         COUPON      TERM
------------------------------------------------------------------------------------------------------------------------------------
2-4 Family                            10    2,919,668.44            3.92        4.24309       3.86559         356             4
Condominium                           22    6,573,203.70            8.82        4.19748       3.81998         357             3
PUD                                   52   18,448,153.87           24.77        4.10880       3.69744         356             4
Single Family                        143   46,544,704.29           62.49        4.31966       3.93422         356             4
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                                227   74,485,730.30          100.00        4.25365       3.86280         356             4
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                  Min            Max                           Wtd Avg
                                CURRENT        CURRENT           Avg            LOAN          Wtd Avg     Wtd Avg       Wtd Avg
                                 GROSS          GROSS          CURRENT           TO            COMBO       FICO           BACK
PROPTYPE                        COUPON          COUPON         BALANCE          VALUE           LTV        SCORE         RATIO
------------------------------------------------------------------------------------------------------------------------------------
2-4 Family                       1.75000         5.62500      291,966.84          78.39         82.10         675         38.44
Condominium                      1.75000         5.37500      298,781.99          76.84         79.20         719         30.89
PUD                              1.25000         5.87500      354,772.19          73.30         74.97         702         35.92
Single Family                    1.25000         5.87500      325,487.44          71.93         73.58         714         33.07
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                            1.25000         5.87500      328,130.97          72.96         74.76         710         33.74
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                 Collateral Grouped by Occupancy Type
------------------------------------------------------------------------------------------------------------------------------------
                                                                Pct of         Wtd Avg       Wtd Avg      Wtd Avg
                                                Total          overall         CURRENT       CURRENT      STATED            Avg
                                 Count         CURRENT         CURRENT          GROSS          NET          REM             AGE
OCCTYPE                                        BALANCE         BALANCE         COUPON         COUPON       TERM
------------------------------------------------------------------------------------------------------------------------------------
Investor                              17    9,501,310.41           12.76        3.68479       3.30729         356             4
Owner Occupied                       172   56,900,733.16           76.39        4.30389       3.90892         356             4
Second Home                           38    8,083,686.73           10.85        4.56865       4.19115         356             4
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                                227   74,485,730.30          100.00        4.25365       3.86280         356             4
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                  Min            Max                           Wtd Avg
                                CURRENT        CURRENT           Avg            LOAN          Wtd Avg     Wtd Avg       Wtd Avg
                                 GROSS          GROSS          CURRENT           TO            COMBO       FICO           BACK
OCCTYPE                         COUPON          COUPON         BALANCE          VALUE           LTV        SCORE         RATIO
------------------------------------------------------------------------------------------------------------------------------------
Investor                         1.25000         5.00000      558,900.61          71.65         72.77         725         26.53
Owner Occupied                   1.25000         5.87500      330,818.22          73.14         75.17         707         35.86
Second Home                      2.12500         5.75000      212,728.60          73.18         74.20         713         25.47
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                            1.25000         5.87500      328,130.97          72.96         74.76         710         33.74
------------------------------------------------------------------------------------------------------------------------------------

This report does not constitute a bid or offer by any person for any security or an undertaking by any person to provide or accept any such bid or offer. Each investor must determine for itself the appropriateness of any transaction in securities, including any related legal, tax and accounting considerations, and no recommendation is made herein as to any security or transaction. No assurance is given (x) as to the accuracy or completeness of any of the information set forth herein, or (y) that the prices indicated (i) constitute prices at which the securities listed could have been or may be purchased or sold in any market, (ii) have been confirmed by actual trades, (iii) reflect the value Bear Stearns assigns to any security while in its inventory, or (iv) take into account the size of any position in the securities listed. Spreads between bid and offer prices may vary significantly due to market volatility or illiquidity. All prices and other information relating to any security are subject to change without notice. Bear, Stearns & Co. Inc. and its affiliates and associated persons may have positions and conduct transactions in the securities covered by this report, and may solicit business from and perform services for the issuers of such securities or their affiliates.

--------------------------------------------------------------------------------
Bear, Stearns & Co. Inc.        CWHL 2004-25 GROUP III         December 09, 2004
nsmith                                                               08:59AM EST
                                                                     Page 3 of 6
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                               Collateral Grouped by Documentation Type
------------------------------------------------------------------------------------------------------------------------------------
                                                                Pct of         Wtd Avg        Wtd Avg     Wtd Avg
                                                Total          overall         CURRENT        CURRENT     STATED        Wtd Avg
                                 Count         CURRENT         CURRENT          GROSS           NET         REM           AGE
DOCTYPE                                        BALANCE         BALANCE         COUPON          COUPON      TERM
------------------------------------------------------------------------------------------------------------------------------------
Alternative                           32    7,930,088.95           10.65        4.11012       3.68755         356             4
Full                                  71   21,259,295.31           28.54        4.37640       3.96895         356             4
Reduced                              124   45,296,346.04           60.81        4.22117       3.84367         356             4
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                                227   74,485,730.30          100.00        4.25365       3.86280         356             4
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                  Min            Max                           Wtd Avg
                                CURRENT        CURRENT           Avg            LOAN          Wtd Avg     Wtd Avg       Wtd Avg
                                 GROSS          GROSS          CURRENT           TO            COMBO       FICO           BACK
DOCTYPE                         COUPON          COUPON         BALANCE          VALUE           LTV        SCORE         RATIO
------------------------------------------------------------------------------------------------------------------------------------
Alternative                      1.75000         5.87500      247,815.28          79.68         80.66         716         34.96
Full                             1.25000         5.87500      299,426.69          76.45         77.72         709         32.50
Reduced                          1.25000         5.75000      365,293.11          70.14         72.33         710         34.05
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                            1.25000         5.87500      328,130.97          72.96         74.76         710         33.74
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                Collateral Grouped by Back Ratio (DTI)
------------------------------------------------------------------------------------------------------------------------------------
                                                                Pct of         Wtd Avg        Wtd Avg     Wtd Avg
                                                Total          overall         CURRENT        CURRENT     STATED        Wtd Avg
                                 Count         CURRENT         CURRENT          GROSS           NET         REM           AGE
BACK RATIO                                     BALANCE         BALANCE         COUPON          COUPON      TERM
------------------------------------------------------------------------------------------------------------------------------------
0.00 - 0.00                            1    1,995,321.77            2.68        4.12500       3.74750         357             3
0.01 - 5.00                            3    1,246,577.87            1.67        4.89800       4.52050         356             4
5.01 - 10.00                           2      447,831.24            0.60        4.75000       4.37250         357             3
10.01 - 15.00                          9    1,656,068.63            2.22        4.76556       4.38806         356             4
15.01 - 20.00                         10    2,045,833.02            2.75        4.61198       4.23448         357             3
20.01 - 25.00                         25    8,443,856.31           11.34        3.44194       3.06444         356             4
25.01 - 30.00                         29   10,065,597.72           13.51        4.45146       4.07396         356             4
30.01 - 35.00                         37   15,195,474.20           20.40        4.20029       3.81134         357             3
35.01 - 40.00                         40   12,705,393.94           17.06        4.40938       4.00562         356             4
40.01 - 45.00                         36   10,193,821.20           13.69        4.42058       4.02737         356             4
45.01 - 50.00                         19    6,700,398.00            9.00        4.62358       4.19737         356             4
50.01 - 55.00                         13    3,111,940.46            4.18        3.18522       2.80772         357             3
55.01 - 60.00                          3      677,615.94            0.91        4.97692       4.59942         357             3
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                                227   74,485,730.30          100.00        4.25365       3.86280         356             4
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                  Min            Max                           Wtd Avg
                                CURRENT        CURRENT           Avg            LOAN          Wtd Avg     Wtd Avg       Wtd Avg
                                 GROSS          GROSS          CURRENT           TO            COMBO       FICO           BACK
BACK RATIO                      COUPON          COUPON         BALANCE          VALUE           LTV        SCORE         RATIO
------------------------------------------------------------------------------------------------------------------------------------
0.00 - 0.00                      4.12500         4.12500    1,995,321.77          80.00         80.00         763          0.00
0.01 - 5.00                      4.50000         5.00000      415,525.96          76.02         76.02         750          4.43
5.01 - 10.00                     4.75000         4.75000      223,915.62          81.89         81.89         733          7.21
10.01 - 15.00                    2.12500         5.75000      184,007.63          78.50         79.35         732         12.59
15.01 - 20.00                    1.75000         5.37500      204,583.30          68.44         68.44         723         18.41
20.01 - 25.00                    1.25000         5.62500      337,754.25          69.02         69.61         721         22.92
25.01 - 30.00                    1.75000         5.50000      347,089.58          71.83         72.21         715         27.26
30.01 - 35.00                    1.25000         5.87500      410,688.49          69.91         74.14         712         32.55
35.01 - 40.00                    1.75000         5.87500      317,634.85          76.44         77.77         701         37.08
40.01 - 45.00                    1.75000         5.87500      283,161.70          75.95         78.69         687         41.55
45.01 - 50.00                    1.75000         5.87500      352,652.53          69.78         71.95         715         47.44
50.01 - 55.00                    1.75000         5.12500      239,380.04          76.37         76.37         691         52.92
55.01 - 60.00                    4.75000         5.12500      225,871.98          80.41         80.41         692         57.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                            1.25000         5.87500      328,130.97          72.96         74.76         710         33.74
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                  Collateral Grouped by Loan Purpose
------------------------------------------------------------------------------------------------------------------------------------
                                                                Pct of         Wtd Avg        Wtd Avg     Wtd Avg
                                                Total          overall         CURRENT        CURRENT     STATED        Wtd Avg
                                 Count         CURRENT         CURRENT          GROSS           NET         REM           AGE
LOAN PURP                                      BALANCE         BALANCE         COUPON          COUPON      TERM
------------------------------------------------------------------------------------------------------------------------------------
Cash Out Refinance                    82   30,606,454.37           41.09        4.48806       4.11056         356             4
Purchase                             114   36,224,880.82           48.63        4.12631       3.73059         356             4
Rate/Term Refinance                   31    7,654,395.11           10.28        3.91904       3.49787         357             3
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                                227   74,485,730.30          100.00        4.25365       3.86280         356             4
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                  Min            Max                           Wtd Avg
                                CURRENT        CURRENT           Avg            LOAN          Wtd Avg     Wtd Avg        Wtd Avg
                                 GROSS          GROSS          CURRENT           TO            COMBO       FICO            BACK
LOAN PURP                       COUPON          COUPON         BALANCE          VALUE           LTV        SCORE          RATIO
------------------------------------------------------------------------------------------------------------------------------------
Cash Out Refinance               1.75000         5.12500      373,249.44          68.44         68.83         714         35.06
Purchase                         1.25000         5.87500      317,762.11          76.64         79.76         710         32.28
Rate/Term Refinance              1.25000         5.87500      246,915.97          73.60         74.74         696         35.70
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                            1.25000         5.87500      328,130.97          72.96         74.76         710         33.74
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                      Collateral Grouped by Lien
------------------------------------------------------------------------------------------------------------------------------------
                                                                 Pct of         Wtd Avg       Wtd Avg     Wtd Avg
                                                 Total          overall         CURRENT       CURRENT     STATED            Avg
                                 Count          CURRENT         CURRENT          GROSS          NET         REM             AGE
LIEN                                            BALANCE         BALANCE         COUPON         COUPON      TERM
------------------------------------------------------------------------------------------------------------------------------------
First Lien                          227    74,485,730.30          100.00        4.25365       3.86280         356             4
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                               227    74,485,730.30          100.00        4.25365       3.86280         356             4
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                  Min            Max                           Wtd Avg
                                CURRENT        CURRENT           Avg            LOAN          Wtd Avg     Wtd Avg       Wtd Avg
                                 GROSS          GROSS          CURRENT           TO            COMBO       FICO           BACK
LIEN                            COUPON          COUPON         BALANCE          VALUE           LTV        SCORE         RATIO
------------------------------------------------------------------------------------------------------------------------------------
First Lien                       1.25000         5.87500      328,130.97          72.96         74.76         710         33.74
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                            1.25000         5.87500      328,130.97          72.96         74.76         710         33.74
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                 Collateral Grouped by Prepay Penalty
------------------------------------------------------------------------------------------------------------------------------------
                                                                Pct of         Wtd Avg        Wtd Avg     Wtd Avg
                                                Total          overall         CURRENT        CURRENT     STATED        Wtd Avg
PREPAY                           Count         CURRENT         CURRENT          GROSS           NET         REM           AGE
   PP DESC                                     BALANCE         BALANCE         COUPON          COUPON      TERM
------------------------------------------------------------------------------------------------------------------------------------
No                                   154   54,540,333.13           73.22        4.08642       3.69306         356             4
     No PP                           154   54,540,333.13           73.22        4.08642       3.69306         356             4
Yes                                   73   19,945,397.17           26.78        4.71094       4.32697         356             4
     3YPP                             72   19,755,676.76           26.52        4.71297       4.32893         356             4
     5YPP                              1      189,720.41            0.25        4.50000       4.12250         356             4
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                                227   74,485,730.30          100.00        4.25365       3.86280         356             4
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                  Min            Max                           Wtd Avg
                                CURRENT        CURRENT           Avg            LOAN          Wtd Avg     Wtd Avg       Wtd Avg
PREPAY                           GROSS          GROSS          CURRENT           TO            COMBO       FICO           BACK
   PP DESC                      COUPON          COUPON         BALANCE          VALUE           LTV        SCORE         RATIO
------------------------------------------------------------------------------------------------------------------------------------
No                               1.25000         5.87500      354,158.01          72.05         74.20         714         33.08
     No PP                       1.25000         5.87500      354,158.01          72.05         74.20         714         33.08
Yes                              1.75000         5.87500      273,224.62          75.44         76.27         699         35.47
     3YPP                        1.75000         5.87500      274,384.40          75.49         76.32         699         35.38
     5YPP                        4.50000         4.50000      189,720.41          70.37         70.37         753         44.95
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                            1.25000         5.87500      328,130.97          72.96         74.76         710         33.74
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                              Collateral Grouped by Loan-to-Value and MI
------------------------------------------------------------------------------------------------------------------------------------
                                                                Pct of         Wtd Avg        Wtd Avg     Wtd Avg
LOAN TO VALUE                                   Total          overall         CURRENT        CURRENT     STATED        Wtd Avg
   MI                            Count         CURRENT         CURRENT          GROSS           NET         REM           AGE
                                               BALANCE         BALANCE         COUPON          COUPON      TERM
------------------------------------------------------------------------------------------------------------------------------------
0.00 -   80.00                       207   70,573,467.55           94.75        4.22738       3.84988         356             4
     No MI                           207   70,573,467.55           94.75        4.22738       3.84988         356             4
80.01 -   84.99                        1      107,817.40            0.14        4.75000       4.37250         356             4
     PMI                               1      107,817.40            0.14        4.75000       4.37250         356             4
85.00 -   89.99                        3      630,065.06            0.85        4.37381       3.99631         357             3
     Radian Guaranty                   2      440,755.90            0.59        3.89010       3.51260         357             3


------------------------------------------------------------------------------------------------------------------------------------
                                  Min            Max                           Wtd Avg
LOAN TO VALUE                   CURRENT        CURRENT           Avg            LOAN          Wtd Avg     Wtd Avg       Wtd Avg
   MI                            GROSS          GROSS          CURRENT           TO            COMBO       FICO           BACK
                                COUPON          COUPON         BALANCE          VALUE           LTV        SCORE         RATIO
------------------------------------------------------------------------------------------------------------------------------------
0.00 -   80.00                   1.25000         5.75000      340,934.63          71.91         73.80         712         33.35
     No MI                       1.25000         5.75000      340,934.63          71.91         73.80         712         33.35
80.01 -   84.99                  4.75000         4.75000      107,817.40          83.08         83.08         678         57.61
     PMI                         4.75000         4.75000      107,817.40          83.08         83.08         678         57.61
85.00 -   89.99                  2.75000         5.50000      210,021.69          87.93         87.93         637         35.15
     Radian Guaranty             2.75000         5.12500      220,377.95          89.19         89.19         624         38.71



This report does not constitute a bid or offer by any person for any security or an undertaking by any person to provide or accept any such bid or offer. Each investor must determine for itself the appropriateness of any transaction in securities, including any related legal, tax and accounting considerations, and no recommendation is made herein as to any security or transaction. No assurance is given (x) as to the accuracy or completeness of any of the information set forth herein, or (y) that the prices indicated (i) constitute prices at which the securities listed could have been or may be purchased or sold in any market, (ii) have been confirmed by actual trades, (iii) reflect the value Bear Stearns assigns to any security while in its inventory, or (iv) take into account the size of any position in the securities listed. Spreads between bid and offer prices may vary significantly due to market volatility or illiquidity. All prices and other information relating to any security are subject to change without notice. Bear, Stearns & Co. Inc. and its affiliates and associated persons may have positions and conduct transactions in the securities covered by this report, and may solicit business from and perform services for the issuers of such securities or their affiliates.

--------------------------------------------------------------------------------
Bear, Stearns & Co. Inc.        CWHL 2004-25 GROUP III         December 09, 2004
nsmith                                                               08:59AM EST
                                                                     Page 4 of 6
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                              Collateral Grouped by Loan-to-Value and MI
------------------------------------------------------------------------------------------------------------------------------------
                                                               Pct of         Wtd Avg        Wtd Avg      Wtd Avg
LOAN TO VALUE                                   Total         overall         CURRENT        CURRENT       STATED       Wtd Avg
   MI                              Count       CURRENT        CURRENT          GROSS           NET          REM           AGE
                                               BALANCE        BALANCE         COUPON          COUPON        TERM
------------------------------------------------------------------------------------------------------------------------------------
   Triad Guaranty                      1      189,309.16            0.25        5.50000       5.12250         357             3
90.00 - 94.99                          9    1,745,574.82            2.34        4.72089       4.21141         356             4
   GE Capital MI                       1       84,456.98            0.11        4.75000       4.37250         356             4
   Mortgage Guaranty In                1      144,479.53            0.19        5.00000       4.62250         357             3
   PMI                                 4      862,108.87            1.16        4.81109       4.35222         357             3
   Radian Guaranty                     1      161,123.80            0.22        2.75000       2.37250         356             4
   Triad Guaranty                      1      222,544.75            0.30        5.87500       4.77750         357             3
   United Guaranty                     1      270,860.89            0.36        4.50000       4.12250         355             5
95.00 - 99.99                          7    1,428,805.47            1.92        4.88974       3.97771         357             3
   PMI                                 4      861,072.42            1.16        4.89279       3.97980         357             3
   Radian Guaranty                     1      131,810.08            0.18        5.87500       4.69750         356             4
   Triad Guaranty                      2      435,922.97            0.59        4.58578       3.75594         356             4
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                                227   74,485,730.30          100.00        4.25365       3.86280         356             4
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                   Min           Max                            Wtd Avg
LOAN TO VALUE                    CURRENT       CURRENT            Avg            LOAN         Wtd Avg     Wtd Avg       Wtd Avg
   MI                             GROSS         GROSS           CURRENT           TO           COMBO        FICO         BACK
                                  COUPON       COUPON           BALANCE          VALUE          LTV        SCORE         RATIO
------------------------------------------------------------------------------------------------------------------------------------
   Triad Guaranty                5.50000         5.50000      189,309.16          85.00         85.00         666         26.84
90.00 - 94.99                    2.75000         5.87500      193,952.76          91.39         91.39         694         41.15
   GE Capital MI                 4.75000         4.75000       84,456.98          90.00         90.00         816          7.94
   Mortgage Guaranty In          5.00000         5.00000      144,479.53          90.00         90.00         686         52.98
   PMI                           4.37500         5.37500      215,527.22          90.00         90.00         700         43.92
   Radian Guaranty               2.75000         2.75000      161,123.80          90.00         90.00         749         38.19
   Triad Guaranty                5.87500         5.87500      222,544.75          94.81         94.81         652         40.07
   United Guaranty               4.50000         4.50000      270,860.89          94.98         94.98         644         39.07
95.00 - 99.99                    2.75000         5.87500      204,115.07          95.00         95.00         685         40.75
   PMI                           3.87500         5.87500      215,268.11          95.00         95.00         653         38.61
   Radian Guaranty               5.87500         5.87500      131,810.08          95.00         95.00         707         36.63
   Triad Guaranty                2.75000         5.87500      217,961.49          95.00         95.00         740         46.22
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                            1.25000         5.87500      328,130.97          72.96         74.76         710         33.74
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                Collateral Grouped Stated Original Term
------------------------------------------------------------------------------------------------------------------------------------
                                                                Pct of         Wtd Avg        Wtd Avg     Wtd Avg
                                                Total          overall         CURRENT        CURRENT     STATED        Wtd Avg
STATED ORIGINAL TERM             Count         CURRENT         CURRENT          GROSS           NET         REM           AGE
                                               BALANCE         BALANCE         COUPON          COUPON      TERM
------------------------------------------------------------------------------------------------------------------------------------
360                                  227   74,485,730.30          100.00        4.25365       3.86280         356             4
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                                227   74,485,730.30          100.00        4.25365       3.86280         356             4
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                  Min            Max                            Wtd Avg
                                CURRENT        CURRENT           Avg             LOAN         Wtd Avg     Wtd Avg       Wtd Avg
STATED ORIGINAL TERM             GROSS          GROSS          CURRENT            TO           COMBO       FICO           BACK
                                COUPON          COUPON         BALANCE           VALUE          LTV        SCORE         RATIO
------------------------------------------------------------------------------------------------------------------------------------
360                              1.25000         5.87500      328,130.97          72.96         74.76         710         33.74
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                            1.25000         5.87500      328,130.97          72.96         74.76         710         33.74
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                             Collateral Grouped by Geographic Distribution
------------------------------------------------------------------------------------------------------------------------------------
                                                                Pct of         Wtd Avg        Wtd Avg     Wtd Avg
                                                Total          overall         CURRENT        CURRENT     STATED        Wtd Avg
STATE                            Count         CURRENT         CURRENT          GROSS           NET         REM           AGE
                                               BALANCE         BALANCE         COUPON          COUPON      TERM
------------------------------------------------------------------------------------------------------------------------------------
AZ                                     9    1,381,699.05            1.85        4.28194       3.90444         356             4
CA                                    98   44,169,694.46           59.30        4.48172       4.10422         356             4
CO                                     1    1,370,252.87            1.84        1.75000       1.37250         356             4
CT                                     2      358,434.67            0.48        4.62742       4.24992         357             3
DE                                     1      311,189.47            0.42        4.37500       3.99750         356             4
FL                                    20    5,783,540.32            7.76        4.34423       3.94440         357             3
GA                                     1      161,123.80            0.22        2.75000       2.37250         356             4
ID                                     6      954,349.34            1.28        3.90282       3.52532         357             3
IL                                     2      449,706.23            0.60        4.75000       4.37250         356             4
IN                                     1      161,762.46            0.22        5.00000       4.62250         357             3
MA                                     1      199,414.61            0.27        5.12500       4.74750         356             4
MD                                     3      616,006.82            0.83        2.77445       2.39695         356             4
MI                                     4      494,792.74            0.66        4.47931       3.89196         357             3
MN                                     1      267,717.30            0.36        4.75000       4.37250         356             4
MO                                     2      346,993.79            0.47        5.60601       4.76674         356             4
NC                                     1      107,817.40            0.14        4.75000       4.37250         356             4
NH                                     2      425,396.67            0.57        5.06016       4.68266         357             3
NJ                                    15    3,820,918.65            5.13        3.89239       3.51489         356             4
NV                                    16    4,987,520.95            6.70        3.81817       3.44067         357             3
NY                                     2      676,949.67            0.91        4.66379       4.28629         356             4
OH                                     1      152,502.32            0.20        5.37500       4.53750         357             3
OR                                     6    1,351,184.88            1.81        4.04081       3.66331         357             3
PA                                     7    1,292,946.13            1.74        3.19614       2.81864         357             3
RI                                     1      174,259.52            0.23        1.75000       1.37250         357             3
SC                                     8    1,295,279.00            1.74        4.52407       3.91293         357             3
SD                                     1      248,014.65            0.33        1.75000       1.37250         356             4
TX                                     3      314,024.13            0.42        5.03603       4.65853         357             3
VA                                     2      909,244.14            1.22        2.72632       2.34882         357             3
WA                                     6    1,030,781.62            1.38        4.28830       3.68948         357             3
WI                                     4      672,212.64            0.90        2.84794       2.47044         357             3
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                                227   74,485,730.30          100.00        4.25365       3.86280         356             4
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                  Min            Max                           Wtd Avg
                                CURRENT        CURRENT           Avg            LOAN          Wtd Avg     Wtd Avg       Wtd Avg
STATE                            GROSS          GROSS          CURRENT           TO            COMBO       FICO           BACK
                                COUPON          COUPON         BALANCE          VALUE           LTV        SCORE         RATIO
------------------------------------------------------------------------------------------------------------------------------------
AZ                                     2               6      153,522.12          77.80         77.80         703         22.11
CA                                     2               5      450,711.17          71.35         73.59         713         34.87
CO                                     2               2    1,370,252.87          60.00         60.00         637         24.74
CT                                     5               5      179,217.34          61.34         61.34         676         45.32
DE                                     4               4      311,189.47          80.00         89.97         727         30.96
FL                                     2               6      289,177.02          78.12         80.27         723         28.92
GA                                     3               3      161,123.80          90.00         90.00         749         38.19
ID                                     2               6      159,058.22          78.56         80.03         703         30.63
IL                                     5               5      224,853.12          67.13         67.13         773         27.45
IN                                     5               5      161,762.46          77.14         77.14         658         49.36
MA                                     5               5      199,414.61          68.97         68.97         673         42.06
MD                                     2               5      205,335.61          78.18         78.18         652         27.64
MI                                     2               6      123,698.19          83.90         88.44         661         33.98
MN                                     5               5      267,717.30          80.00         90.00         694         28.60
MO                                     5               6      173,496.90          89.49         89.49         684         30.16
NC                                     5               5      107,817.40          83.08         83.08         678         57.61
NH                                     5               5      212,698.34          73.91         73.91         703         45.06
NJ                                     1               5      254,727.91          73.94         73.94         703         30.58
NV                                     2               6      311,720.06          70.00         71.33         726         32.65
NY                                     5               5      338,474.84          65.32         65.32         665         24.68
OH                                     5               5      152,502.32          90.00         90.00         681         32.50
OR                                     1               5      225,197.48          78.20         78.20         720         33.09
PA                                     2               5      184,706.59          75.68         77.23         685         41.31
RI                                     2               2      174,259.52          59.32         59.32         726         54.27
SC                                     2               6      161,909.88          85.17         85.17         720         35.68
SD                                     2               2      248,014.65          80.00         80.00         811         22.32
TX                                     5               5      104,674.71          71.11         71.11         664         38.57
VA                                     2               5      454,622.07          80.00         80.00         690         38.33
WA                                     2               5      171,796.94          81.57         83.31         668         37.56
WI                                     2               5      168,053.16          79.03         83.28         756         44.42
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                                  1               6      328,130.97          72.96         74.76         710         33.74
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                     Collateral Grouped by Margin
------------------------------------------------------------------------------------------------------------------------------------
                                                                Pct of         Wtd Avg        Wtd Avg     Wtd Avg
AM TYPE                                         Total          overall         CURRENT        CURRENT     STATED        Wtd Avg
    MARGIN                       Count         CURRENT         CURRENT          GROSS           NET         REM           AGE
                                               BALANCE         BALANCE         COUPON          COUPON      TERM
------------------------------------------------------------------------------------------------------------------------------------
ARMS                                 227   74,485,730.30          100.00        4.25365       3.86280         356             4
     1.500 -    1.999                  3      652,431.53            0.88        3.47591       3.09841         356             4
     2.000 -    2.499                  4    2,628,473.71            3.53        4.13515       3.75765         357             3


------------------------------------------------------------------------------------------------------------------------------------
                                  Min            Max                           Wtd Avg
AM TYPE                         CURRENT        CURRENT           Avg            LOAN          Wtd Avg     Wtd Avg       Wtd Avg
    MARGIN                       GROSS          GROSS          CURRENT           TO            COMBO       FICO           BACK
                                COUPON          COUPON         BALANCE          VALUE           LTV        SCORE         RATIO
------------------------------------------------------------------------------------------------------------------------------------
ARMS                             1.25000         5.87500      328,130.97          72.96         74.76         710         33.74
     1.500 -    1.999            3.37500         3.75000      217,477.18          75.42         83.76         705         34.87
     2.000 -    2.499            3.87500         4.25000      657,118.43          80.00         80.53         752         32.64


This report does not constitute a bid or offer by any person for any security or an undertaking by any person to provide or accept any such bid or offer. Each investor must determine for itself the appropriateness of any transaction in securities, including any related legal, tax and accounting considerations, and no recommendation is made herein as to any security or transaction. No assurance is given (x) as to the accuracy or completeness of any of the information set forth herein, or (y) that the prices indicated (i) constitute prices at which the securities listed could have been or may be purchased or sold in any market, (ii) have been confirmed by actual trades, (iii) reflect the value Bear Stearns assigns to any security while in its inventory, or (iv) take into account the size of any position in the securities listed. Spreads between bid and offer prices may vary significantly due to market volatility or illiquidity. All prices and other information relating to any security are subject to change without notice. Bear, Stearns & Co. Inc. and its affiliates and associated persons may have positions and conduct transactions in the securities covered by this report, and may solicit business from and perform services for the issuers of such securities or their affiliates.

--------------------------------------------------------------------------------
Bear, Stearns & Co. Inc.        CWHL 2004-25 GROUP III         December 09, 2004
nsmith                                                               08:59AM EST
                                                                     Page 5 of 6
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                     Collateral Grouped by Margin
------------------------------------------------------------------------------------------------------------------------------------
                                                                Pct of         Wtd Avg        Wtd Avg     Wtd Avg
AM TYPE                                         Total          overall         CURRENT        CURRENT     STATED       Wtd Avg
    MARGIN                       Count         CURRENT         CURRENT          GROSS           NET         REM          AGE
                                               BALANCE         BALANCE         COUPON          COUPON      TERM
------------------------------------------------------------------------------------------------------------------------------------
     2.500 - 2.999                   115   43,356,093.50           58.21        4.23829       3.86079         356             4
     3.000 - 3.499                    89   24,983,075.50           33.54        4.18218       3.80468         356             4
     3.500 - 3.999                    11    1,947,422.48            2.61        5.16849       4.63782         357             3
     4.000 - 4.499                     5      918,233.58            1.23        5.87500       4.73970         357             3
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                                227   74,485,730.30          100.00        4.25365       3.86280         356             4
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                  Min            Max                           Wtd Avg
AM TYPE                         CURRENT        CURRENT           Avg            LOAN         Wtd Avg      Wtd Avg       Wtd Avg
    MARGIN                       GROSS          GROSS          CURRENT           TO           COMBO        FICO           BACK
                                COUPON          COUPON         BALANCE          VALUE          LTV         SCORE         RATIO
------------------------------------------------------------------------------------------------------------------------------------
     2.500 - 2.999               1.25000         4.75000      377,009.51          70.53         72.51         712         33.41
     3.000 - 3.499               1.75000         5.12500      280,708.71          75.00         76.65         703         34.65
     3.500 - 3.999               2.12500         5.75000      177,038.41          80.07         80.07         705         25.07
     4.000 - 4.499               5.87500         5.87500      183,646.72          94.95         94.95         696         42.44
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                            1.25000         5.87500      328,130.97          72.96         74.76         710         33.74
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                      Collateral Grouped by Cap Structure
--------------------------------------------------------------------------------
PRODUCT                                                                   Pct of
  INIT RATE CAP                                       Total              overall
    PER RATE CAP                 Count               CURRENT             CURRENT
      MAX RATE                                       BALANCE             BALANCE
--------------------------------------------------------------------------------
COFI NEGAM~                         227           74,485,730.30           100.00
   0.000                            227           74,485,730.30           100.00
     0.000                          227           74,485,730.30           100.00
       9.001 - 10.000               217           72,003,804.58            96.67
       10.001 - 11.000                2              375,845.69             0.50
       11.001 - 12.000                8            2,106,080.03             2.83
--------------------------------------------------------------------------------
TOTAL                               227           74,485,730.30           100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                          Collateral Grouped by Index
--------------------------------------------------------------------------------
                                                                       Pct of
                                                   Total               overall
INDEX                            Count            CURRENT              CURRENT
                                                  BALANCE              BALANCE
--------------------------------------------------------------------------------
11THDIST-COFI                      227         74,485,730.30           100.00
--------------------------------------------------------------------------------
TOTAL                              227         74,485,730.30           100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                        Collateral Grouped by Next Roll
--------------------------------------------------------------------------------
                                                                       Pct of
PRODUCT                                             Total              overall
           ROLL                  Count             CURRENT             CURRENT
                                                   BALANCE             BALANCE
--------------------------------------------------------------------------------
COFI NEGAM~                        227          74,485,730.30           100.00
- 5                                227          74,485,730.30           100.00
--------------------------------------------------------------------------------
TOTAL                              227          74,485,730.30           100.00
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                  Collateral Grouped by Interest Only
------------------------------------------------------------------------------------------------------------------------------------
                                                                Pct of         Wtd Avg        Wtd Avg     Wtd Avg
                                                Total          overall         CURRENT        CURRENT     STATED        Wtd Avg
IO FLAG                          Count         CURRENT         CURRENT          GROSS           NET         REM           AGE
                                               BALANCE         BALANCE         COUPON          COUPON      TERM
------------------------------------------------------------------------------------------------------------------------------------
NO                                   227   74,485,730.30          100.00        4.25365       3.86280         356             4
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                                227   74,485,730.30          100.00        4.25365       3.86280         356             4
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                  Min            Max                           Wtd Avg
                                CURRENT        CURRENT           Avg            LOAN          Wtd Avg     Wtd Avg       Wtd Avg
IO FLAG                          GROSS          GROSS          CURRENT           TO            COMBO       FICO           BACK
                                COUPON          COUPON         BALANCE          VALUE           LTV        SCORE         RATIO
------------------------------------------------------------------------------------------------------------------------------------
NO                               1.25000         5.87500      328,130.97          72.96         74.76         710         33.74
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                            1.25000         5.87500      328,130.97          72.96         74.76         710         33.74
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                        Collateral Grouped by SubDealID
--------------------------------------------------------------------------------
                                                                          Pct of
                                                     Total               overall
          DEAL ID                Count              CURRENT              CURRENT
                                                    BALANCE              BALANCE
--------------------------------------------------------------------------------
CW04P9                             227           74,485,730.30            100.00
--------------------------------------------------------------------------------
TOTAL                              227           74,485,730.30            100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                       Collateral Grouped by Originator
--------------------------------------------------------------------------------
                                             Total         Pct of
                               Count        CURRENT        overall       Wtd Avg
DEAL INFO                                   BALANCE        CURRENT         SERV
   SOURCE                                                  BALANCE         FEE
--------------------------------------------------------------------------------
GROUP THREE                     227      74,485,730.30      100.00       0.37500
COUNTRYWIDE                     227      74,485,730.30      100.00       0.37500
--------------------------------------------------------------------------------
TOTAL                           227      74,485,730.30      100.00       0.37500
--------------------------------------------------------------------------------



This report does not constitute a bid or offer by any person for any security or an undertaking by any person to provide or accept any such bid or offer. Each investor must determine for itself the appropriateness of any transaction in securities, including any related legal, tax and accounting considerations, and no recommendation is made herein as to any security or transaction. No assurance is given (x) as to the accuracy or completeness of any of the information set forth herein, or (y) that the prices indicated (i) constitute prices at which the securities listed could have been or may be purchased or sold in any market, (ii) have been confirmed by actual trades, (iii) reflect the value Bear Stearns assigns to any security while in its inventory, or (iv) take into account the size of any position in the securities listed. Spreads between bid and offer prices may vary significantly due to market volatility or illiquidity. All prices and other information relating to any security are subject to change without notice. Bear, Stearns & Co. Inc. and its affiliates and associated persons may have positions and conduct transactions in the securities covered by this report, and may solicit business from and perform services for the issuers of such securities or their affiliates.

--------------------------------------------------------------------------------
Bear, Stearns & Co. Inc.        CWHL 2004-25 GROUP III         December 09, 2004
nsmith                                                               08:59AM EST
                                                                     Page 6 of 6
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                    Collateral Grouped by Servicer
------------------------------------------------------------------------------------------------------------------------------------
                                                               Pct of
SERVICER NAME                                 Total            overall         Wtd Avg       Wtd Avg         Wtd Avg        Wtd Avg
   MTG INS                       Count       CURRENT           CURRENT          SERV           LPMI         TRUSTFEE         TOTAL
                                             BALANCE           BALANCE           FEE                                         STRIP
------------------------------------------------------------------------------------------------------------------------------------
COUNTRYWIDE                        227    74,485,730.30        100.00          0.37500        0.01335        0.00250         0.39085
    BPMI                            13     2,549,052.42          3.42          0.37500        0.00000        0.00250         0.37750
    LPMI                             7     1,363,210.33          1.83          0.37500        0.72924        0.00250         1.10674
    NO MI                          207    70,573,467.55         94.75          0.37500        0.00000        0.00250         0.37750
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                              227    74,485,730.30        100.00          0.37500        0.01335        0.00250         0.39085
------------------------------------------------------------------------------------------------------------------------------------

This report does not constitute a bid or offer by any person for any security or an undertaking by any person to provide or accept any such bid or offer. Each investor must determine for itself the appropriateness of any transaction in securities, including any related legal, tax and accounting considerations, and no recommendation is made herein as to any security or transaction. No assurance is given (x) as to the accuracy or completeness of any of the information set forth herein, or (y) that the prices indicated (i) constitute prices at which the securities listed could have been or may be purchased or sold in any market, (ii) have been confirmed by actual trades, (iii) reflect the value Bear Stearns assigns to any security while in its inventory, or (iv) take into account the size of any position in the securities listed. Spreads between bid and offer prices may vary significantly due to market volatility or illiquidity. All prices and other information relating to any security are subject to change without notice. Bear, Stearns & Co. Inc. and its affiliates and associated persons may have positions and conduct transactions in the securities covered by this report, and may solicit business from and perform services for the issuers of such securities or their affiliates.